UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2004

WCA Waste Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One Riverway, Suite 1400
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 292-2400

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Presentation
Reconciliation of non-GAAP financial measures

Item 7.01 Regulation FD Disclosure.

     WCA Waste Corporation is furnishing herewith certain data being presented to analysts and investors on October 5-6, 2004. This presentation is not filed but is furnished pursuant to Regulation FD as Exhibit 99.1 hereto and is incorporated herein by reference. The presentation includes non-GAAP financial measures and Exhibit 99.2, which is incorporated herein by reference, includes a reconciliation of the measures to their most directly comparable financial measure. This information is also posted on the section of our website (www.wcawaste.com) entitled “Investor Relations.”

     Pursuant to General Instruction B.2 of Form 8-K, the presentation attached as Exhibit 99.1 and the reconciliation attached as Exhibit 99.2 are not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, but are instead furnished for purposes of that instruction.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 99.1	Presentation by WCA Waste Corporation on October 5-6, 2004.

Exhibit 99.2	Reconciliation of non-GAAP financial measures.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION
Date: October 5, 2004	/s/ Kevin D. Mitchell
Kevin D. Mitchell
Vice President and Controller

EXHIBIT INDEX

Exhibit	Description
99.1	Presentation by WCA Waste Corporation on October 5-6, 2004.

99.2	Reconciliation of non-GAAP financial measures.